UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                                                                   April 29, 2011

Bizzingo, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-52511	98-0471052
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

63 Main Street, #202, Flemington, New Jersey	08822
(Address of principal executive offices)	(Zip Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

On March 30, 2010, we filed a Certificate of Amendment with the Nevada Secretary of State to change our name to “Bizzingo, Inc.” The name change was effective on that same date. This amendment was unanimously approved by our board of directors and by a majority of our stockholders (52.6%) by written consent. An Information Statement filed on Schedule14C notifying shareholders of action taken by written consent was mailed to shareholders (of record on February 15, 2011) on March 10, 2011.

On April 29, 2011, we received notice from FINRA/OTC Corporate Actions that our name change will take effect at the open of business on May 2, 2011 and our common stock will trade under the new symbol “BIZZ”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bizzingo, Inc.

Date: May 5, 2011	By:	/s/ Gordon Samson
Gordon Samson, Chief Financial Officer

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